UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 23, 2010
Bowne & Co., Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-05842	13-2618477

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

55 Water Street, New York, New York	10041

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 212-924-5500
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
Agreement and Plan of Merger.
On February 23, 2010, Bowne & Co., Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with R.R. Donnelley & Sons Company, a Delaware corporation (“R.R. Donnelley”), and Snoopy Acquisition, Inc., a Delaware corporation and a wholly owned subsidiary of R.R. Donnelley (“Merger Sub”).
Pursuant to the terms of the Merger Agreement, Merger Sub will merge with and into the Company, with the Company surviving the merger (the “Merger”) as a wholly-owned subsidiary of R.R. Donnelley. In the Merger, each outstanding share of common stock of the Company, other than those held by the Company or its subsidiaries, or owned by R.R Donnelley or Merger Sub and those with respect to which dissenters rights are properly exercised, will be cancelled and converted into the right to receive cash in the amount of $11.50 per share.
The Company has made customary representations and warranties in the Merger Agreement, including, among others, representations and warranties with respect to: corporate organization; capitalization; corporate authority; no conflict and required filings and consents; Securities and Exchange Commission filings and financial statements; absence of certain changes; litigation and liabilities; labor and employee benefits matters; compliance with laws; material contracts; real property; environmental matters; intellectual property and taxes.
In addition, the Company has agreed to certain covenants in the Merger Agreement, including covenants not to solicit or encourage inquiries, engage in discussions or negotiations, or provide information with respect to alternative business combination transactions (subject to certain exceptions in circumstances relating to unsolicited proposals that constitute or are reasonably likely to result in, a Superior Proposal (as defined in the Merger Agreement)); to cause a meeting of the Company’s shareholders to be held to consider the adoption of the Merger Agreement; and that, subject to certain exceptions, the Company’s Board of Directors recommend that the Company’s shareholders adopt the Merger Agreement. The Merger Agreement also contains covenants with respect to the operation of the Company’s business between signing of the Merger Agreement and closing of the Merger.
Consummation of the Merger is subject to various customary conditions, including approval of the Merger by the Company’s shareholders, the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the absence of certain legal impediments to the consummation of the Merger. The Merger Agreement is subject to termination if the Merger is not completed by October 23, 2010 (which date can be extended to January 23, 2011 if antitrust approval has not been obtained but all other conditions have been met).
The Merger Agreement contains certain other termination rights for both the Company and R.R. Donnelley and further provides that, upon termination of the Merger Agreement under specified circumstances, the Company may be obligated to pay R.R. Donnelley a termination fee of $14.5 million. In addition, in the event that the Merger Agreement is terminated in certain circumstances involving a failure to obtain antitrust approval, R.R. Donnelley will be obligated to pay the Company a termination fee of $20.0 million plus up to $2.5 million of legal expenses.
     The foregoing description of the Merger Agreement does not purport to describe all of the material terms of such agreement, and is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.	Other Events.
     On February 23, 2010, the Company and R.R. Donnelley issued a joint press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing the signing of the Merger Agreement.

Item 9.01.	Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being filed herewith:
2.1	Agreement and Plan of Merger, among Bowne & Co., Inc., R.R. Donnelley & Sons Company and Snoopy Acquisition, Inc., dated February 23, 2010.*

99.1	Joint Press Release of R.R. Donnelley & Sons Company and Bowne & Co., Inc., dated February 23, 2010.

*	The disclosure schedules to the Merger Agreement are not being filed herewith. The registrant agrees to furnish supplementally a copy of any such schedules to the Securities and Exchange Commission upon request.
* * *

ADDITIONAL INFORMATION
     In connection with the proposed Merger, the Company will file with the Securities and Exchange Commission (the “SEC”), and will furnish to its shareholders, a proxy statement. Shareholders are advised to read the proxy statement when it is finalized and distributed, because it will contain important information about the proposed Merger. Shareholders will be able to obtain, free of charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at www.sec.gov. Shareholders will also be able to obtain a free copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to Bowne & Co., Inc., 55 Water Street, New York, NY 10041, Attention: Corporate Secretary, telephone (212) 658-5805, or from the Company’s website, www.bowne.com.
     The Company and certain of its directors and executive officers may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from shareholders of Bowne & Co., Inc. in respect of the proposed Merger. Information regarding the interests of such persons in the Merger will be set forth in the Company’s proxy statement. Information regarding such persons and their beneficial ownership of Bowne & Co., Inc. common stock as of April 1, 2009 is also set forth in the Schedule 14A filed by Bowne & Co., Inc. with the SEC on April 15, 2009.

FORWARD LOOKING STATEMENTS
     This Current Report on Form 8-K includes forward-looking statements. Statements that describe future expectations, plans, results or strategies are considered forward-looking. Such statements are subject to certain risks and uncertainties which could cause actual results to differ materially from those currently anticipated. Factors that could affect actual results include, among other, unanticipated issues associated with the receipt of regulatory or other approvals relating to the consummation of the transaction with R.R. Donnelley & Sons Company, other unexpected events that could negatively impact the closing of such transaction and other factors cited in the Company’s filings with the Securities and Exchange Commission. These factors should be considered in evaluating the forward-looking statements, and undue reliance should not be placed on such statements. The forward-looking statements included herein are made as of the date hereof, and Bowne & Co., Inc. undertakes no obligation to update publicly such statements to reflect subsequent events or circumstances.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bowne & Co., Inc.
Date: February 23, 2010	By:	/s/ Scott L. Spitzer
Scott L. Spitzer Senior Vice President, General Counsel and Corporate Secretary

Bowne & Co., Inc.
Exhibit Index to Current Report on Form 8-K
Dated February 23, 2010

Exhibit
Number
2.1	Agreement and Plan of Merger, among Bowne & Co., Inc., R.R. Donnelley & Sons Company and Snoopy Acquisition, Inc., dated February 23, 2010.*

99.1	Joint Press Release of R.R. Donnelley & Sons Company and Bowne & Co., Inc., dated February 23, 2010.

*	The disclosure schedules to the Merger Agreement are not being filed herewith. The registrant agrees to furnish supplementally a copy of any such schedules to the Securities and Exchange Commission upon request.